Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

HF	DGA Absolute Return ETF

listed on NYSE Arca, Inc.

October 24, 2023

Amended and Restated Supplement to the Prospectus dated June 30, 2023, as supplemented

The first sentence of the “Dividends, Distributions, and Taxes - Dividends and Distributions” subsection has been revised to read as follows:

The Fund intends to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually.

Please retain this Supplement for future reference.